UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue,

49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2013

WESTERN ASSET

GLOBAL MULTI-SECTOR

FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize return through income and capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Global Multi-Sector Fund for the twelve-month reporting period ended December 31, 2013. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

January 31, 2014

II	Western Asset Global Multi-Sector Fund

Investment commentary

Economic review

The U.S. economy continued to grow over the twelve months ended December 31, 2013 (the “reporting period”). Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 1.1% during the first quarter of 2013. The economic expansion then accelerated, as GDP growth was 2.5% during the second quarter. This was partially due to increases in exports and non-residential fixed investments, along with a smaller decline in federal government spending versus the previous quarter. The economy gained further momentum during the third quarter, with GDP growth of 4.1%, its best reading since the fourth quarter of 2011. Stronger growth was driven, in part, by an increase in private inventory investment, a deceleration in imports and accelerating state and local government spending. The U.S. Department of Commerce’s initial reading for fourth quarter 2013 GDP growth, released after the reporting period ended, was 3.2%. Slower growth was due to several factors, including a deceleration in private inventory investment, declining federal government spending and less residential fixed investments.

The U.S. job market improved during the reporting period, although unemployment remained elevated from a historical perspective. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.9%. Unemployment fell to 7.7% in February 2013 and generally edged lower over the remainder of the period, falling to 6.7% in December. This represented the lowest level since October 2008. However, falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 62.8% in December, its lowest level since 1978. In addition, the number of longer-term unemployed continues to be high, as roughly 37.7% of the 10.4 million Americans looking for work in December 2013 had been out of work for more than six months.

While sales of existing-homes declined at times throughout the reporting period given rising mortgage rates, they moved higher at the end of the year. According to the National Association of Realtors (“NAR”), existing-home sales rose 1.0% on a seasonally adjusted basis in December 2013 versus the previous month, although they were 0.6% lower than in December 2012. However, existing homes sales in 2013 were 9.1% higher than the previous year and 2013’s sales were the strongest since 2006. In addition, the NAR reported that the median existing-home price for all housing types was $198,100 in December 2013, up 9.9% from December 2012. The inventory of homes available for sale in December 2013 was 11% lower than the previous month at a 4.6 month supply at the current sales pace but 1.6% higher than in December 2012.

The manufacturing sector expanded during the majority of the reporting period, although it experienced a temporary soft patch. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, manufacturing expanded during the first four months of the reporting period. It then contracted in May 2013, with a PMI of 49.0 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). This represented the PMI’s lowest reading since June 2009. However, the contraction was a short-term setback, as the PMI rose over the next seven months and peaked at 57.3 in November,

Western Asset Global Multi-Sector Fund	III

Investment commentary (cont’d)

the best reading since April 2011. The PMI then moderated somewhat in December 2013, edging back to a still strong 57.0.

Growth outside the U.S. generally improved in developed countries. In its January 2014 World Economic Outlook Update, released after the reporting period ended, the International Monetary Fund (“IMF”) stated that “Global activity strengthened during the second half of 2013… activity is expected to improve further in 2014–15, largely on account of recovery in the advanced economies.” From a regional perspective, the IMF anticipates 2014 growth will be 1.0% in the Eurozone, versus -0.4% in 2013. After moderating somewhat in 2013, the IMF projects that overall growth in emerging market countries will improve in 2014, with growth of 5.1% versus 4.7% in 2013. For example, GDP growth in India is projected to move from 4.4% in 2013 to 5.4% in 2014. However, the IMF now projects that growth in China will dip from 7.7% in 2013 to 7.5% in 2014.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. At its meeting that ended on June 19, 2013, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, Fed Chairman Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year.” In a surprise to many investors, at its meeting that ended on September 18, 2013, the Fed did not taper its asset purchase program and said that it “…decided to await more evidence that progress will be sustained before adjusting the pace of its purchases.” At its meeting that concluded on December 18, 2013, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency mortgage-backed securities at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.” At the Fed’s meeting that concluded on January 29, 2014, after the reporting period ended, it announced that in February 2014 it would further taper its asset purchases, to a total of $65 billion a month ($30 billion per month of agency mortgage-backed securities and $35 billion per month of longer-term Treasury securities).

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v took a number of actions to stimulate growth. In May 2013, the ECB cut rates from 0.75% to 0.50%. The ECB then lowered the rates to a new record low of 0.25% in November 2013. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. In January 2013, the Bank of Japan announced that it would raise its target for annual inflation from 1% to 2%, and the Japanese government introduced a ¥10.3 trillion ($116 billion)

IV	Western Asset Global Multi-Sector Fund

stimulus package to support its economy. Elsewhere, the People’s Bank of China kept rates on hold at 6.0%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

January 31, 2014

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

Western Asset Global Multi-Sector Fund	V

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is to maximize return through income and capital appreciation. To achieve its investment objective, the Fund invests primarily in various types of U.S. dollar denominated and non-U.S. dollar denominated fixed-income securities.

The Fund may invest up to 70% of its net assets in securities not rated in the Baa or BBB categories or above at the time of purchase by one or more nationally recognized statistical rating organizations (“NRSROs”) or unrated securities that we determine to be of comparable quality at the time of purchase. Securities rated in the Baa or BBB categories or above by one or more NRSROs or unrated securities of comparable quality are known as “investment grade securities.” Securities rated below investment grade are commonly known as “junk bonds” or “high-yield securities.” Under normal market conditions, the Fund will invest at least 80% of its net assets in securities of issuers representing at least three countries (one of which may be the U.S.).

The Fund may also enter into various derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, futures, options, swaps and foreign currency futures, and forwards and options.

In particular, the Fund may use interest rate swaps, credit default swaps (on individual securities and/or baskets of securities), options (including options on credit default swaps), futures contracts, options, corporate loans and/or mortgage-backed securities to a significant extent, although the amounts invested in these instruments may change from time to time. Other instruments may also be used to a significant extent from time to time.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The spread sectors (non-Treasuries) experienced several periods of heightened risk aversion but largely outperformed equal-durationi Treasuries over the twelve months ended December 31, 2013. However, most spread sectors posted negative absolute returns during the reporting period. Risk aversion was prevalent at times given mixed economic data, geopolitical issues, signs of shifting monetary policy by the Federal Reserve Board (“Fed”)ii and the U.S government’s sixteen-day partial shutdown which ended on October 16, 2013.

Both short- and long-term Treasury yields moved higher during the twelve months ended December 31, 2013. Two-year Treasury yields rose from 0.25% at the beginning of the period to 0.38% at the end of the period. Their peak of 0.52% occurred on September 5, 2013 and they were as low as 0.20% in late April and early May 2013.

Western Asset Global Multi-Sector Fund 2013 Annual Report	1

Fund overview (cont’d)

Ten-year Treasury yields were 1.78% at the beginning of the period and reached a low of 1.66% in early May 2013. Their peak of 3.04% occurred on December 31, 2013, as fixed-income investors reacted negatively to the Fed’s announcement that it would start tapering its asset purchase program. This was the highest level for the ten-year Treasury since July 2011. In Europe, the European Central Bank (“ECB”)iii cut its official lending rate from 0.75% to 0.50% in May 2013. The ECB then lowered the rate to a new record low of 0.25% in November 2013. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006.

All told, the Barclays Global Aggregate Indexiv returned -2.59% for the twelve months ended December 31, 2013, its first calendar year decline since 1999. Comparatively, riskier fixed-income securities, including high-yield bonds and emerging market debt, produced mixed results. Over the fiscal year, the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexv gained 7.44%. During this period, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index, lower-quality CCC-rated bonds outperformed higher-quality BB-rated securities, as they returned 13.82% and 5.05%, respectively. The emerging market debt asset class, as measured by the JPMorgan Emerging Markets Bond Index Plus (“EMBI+”),vi returned -8.31% over the same period

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. Early in the period, we reduced the Fund’s exposure to U.S. dollar-denominated emerging market sovereign bonds and switched into higher yielding, shorter maturity emerging market corporate bonds. As the year progressed and global bond yields rose, we increased the Fund’s exposure to high-yield and investment grade corporate bonds, including select new issues such as Verizon Communications. In addition, given the weakness across emerging market fixed-income securities and as a result improving relative valuations, we added to the Fund’s exposure to both U.S. dollar-denominated sovereign and corporate issues, plus select local markets. We also adjusted the Fund’s local emerging market exposure, focusing on Latin American markets such as Brazil and Mexico given positive reforms in Mexico and more attractive valuations in Brazilian government bonds. We reduced the Fund’s exposure to South African government bonds. Elsewhere, we tactically managed the Fund’s duration, increasing exposure in the U.S. as Treasury yields increased in the summer of 2013. The Fund’s currency positioning was also adjusted during the year. The main changes included increasing our exposure to the U.S. dollar and reducing our exposure to the Japanese yen, as we anticipated and continue to expect a weakening yen going forward. Certain commodity-related currencies, such as the Australian dollar and Canadian dollar, were also reduced. Finally, the Fund’s emerging market currency allocation was adjusted and, in Asia, we reduced our exposure to the Korean won and established a position in the Chinese renminbi.

We used government bond futures to manage the Fund’s duration and yield curvevii exposure. The use of these instruments contributed to performance. Currency forwards and currency put options, which were used to manage our foreign currency

2	Western Asset Global Multi-Sector Fund 2013 Annual Report

exposure, were also negative for results. We used credit default swaps to hedge out some of the high-yield exposure in the Fund. These also detracted from performance.

Performance review

For the twelve months ended December 31, 2013, Class I shares of Western Asset Global Multi-Sector Fund returned -2.50%. The Fund’s unmanaged benchmarks, the Barclays Global Aggregate Index, the EMBI+ and the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index, returned -2.59%, -8.31% and 7.44%, respectively, for the same period. The Lipper Multi-Sector Income Funds Category Average1 returned 1.73% over the same time frame.

Performance Snapshot as of December 31, 2013 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Global Multi-Sector Fund:
Class A	1.68%	-3.00%
Class C	1.36%	-3.67%
Class FI	1.89%	-2.81%
Class R	1.57%	-3.22%
Class I	1.98%	-2.50%
Class IS	2.02%	-2.47%
Barclays Global Aggregate Index	2.34%	-2.59%
EMBI+	1.16%	-8.31%
Barclays U.S. Corporate High Yield — 2% Issuer Cap Index	5.94%	7.44%
Lipper Multi-Sector Income Funds Category Average[1]	3.01%	1.73%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended December 31, 2013 for Class A, Class C, Class FI, Class R, Class I and Class IS shares were 3.10%, 2.47%, 3.41%, 3.04%, 3.64% and 3.74%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class A, Class C, Class FI, Class R, Class I and Class IS shares would have been 2.29%, 2.07%, 3.31%, 2.35%, 3.43% and 3.55%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2013, the gross total annual operating expense ratios for Class A, Class C, Class FI,

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 242 funds for the six-month period and among the 226 funds for the twelve-month period in the Fund’s Lipper category, excluding sales charges.

Western Asset Global Multi-Sector Fund 2013 Annual Report	3

Fund overview (cont’d)

Class R, Class I and Class IS shares were 2.11%, 2.87%, 1.80%, 2.37%, 1.54% and 1.60%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets is not expected to exceed 1.25% for Class A shares, 2.00% for Class C shares, 1.20% for Class FI, 1.45% for Class R shares, 0.85% for Class I shares and 0.75% for Class IS shares. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Directors’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was our overall currency positioning. We initially had an underweight exposure to the yen which was extended to a short exposure during the period. This was beneficial as the yen weakened given the Bank of Japan’s accommodative monetary policy. Underweight exposures to the Australian dollar and Canadian dollar were also positive for performance.

In terms of sectors, the Fund’s underweight to U.S. dollar-denominated sovereign emerging market debt and an overweight to emerging market corporate issues contributed to performance, as the sovereign sector underperformed during the period.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance for the period was our overweight to certain local emerging market sovereign bonds and currencies. Local market yields in South Africa, Turkey and Brazil rose sharply and the currencies depreciated significantly.

Our yield curve positioning was a modest drag on results. In particular, our focus on the long end of the U.S. curve was detrimental. The U.S. yield curve steepened and longer-term rates rose sharply prior to the Fed’s announcement in December 2013 that it would begin tapering its asset purchases in January 2014.

The Fund’s underweight to Japanese government bonds also detracted from performance as these bonds outperformed the Barclays Global Aggregate Index given the Bank of Japan’s purchase program. Finally, our underweight to U.S. high-yield corporate bonds was not rewarded given their outperformance versus most fixed-income asset classes during the year.

Thank you for your investment in Western Asset Global Multi-Sector Portfolio. As

4	Western Asset Global Multi-Sector Fund 2013 Annual Report

always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 24, 2014

RISKS: Fixed-income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed-income securities falls. High-yield securities possess greater price volatility, illiquidity and possibility of default. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. International investments are subject to special risks, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. The Fund is a “non-diversified” fund. As a result, the value of its shares will be more susceptible to any single economic, political or regulatory event affecting one or a small number of issuers than shares of a “diversified fund.” Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2013 were: Sovereign Bonds (31.5%), Energy (12.2%), Financials (8.8%), Materials (8.8%) and Mortgage-Backed Securities (8.4%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

iv	The Barclays Global Aggregate Index is an index comprised of several other Barclays indices that measure fixed-income performance of regions around the world.

[v]

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vi

The JPMorgan Emerging Markets Bond Index Plus (“EMBI+”) is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets.

vii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

Western Asset Global Multi-Sector Fund 2013 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of December 31, 2013 and December 31, 2012 and does not include derivatives such as futures contracts, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Western Asset Global Multi-Sector Fund 2013 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2013 and held for the six months ended December 31, 2013.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	1.68%	$1,000.00	$1,016.80	1.25%	$6.35	Class A	5.00%	$1,000.00	$1,018.90	1.25%	$6.36
Class C	1.36	1,000.00	1,013.60	2.00	10.15	Class C	5.00	1,000.00	1,015.12	2.00	10.16
Class FI	1.89	1,000.00	1,018.90	1.04	5.29	Class FI	5.00	1,000.00	1,019.96	1.04	5.30
Class R	1.57	1,000.00	1,015.70	1.45	7.37	Class R	5.00	1,000.00	1,017.90	1.45	7.37
Class I	1.98	1,000.00	1,019.80	0.80	4.07	Class I	5.00	1,000.00	1,021.17	0.80	4.08
Class IS	2.02	1,000.00	1,020.20	0.75	3.82	Class IS	5.00	1,000.00	1,021.42	0.75	3.82

Western Asset Global Multi-Sector Fund 2013 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended December 31, 2013.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

8	Western Asset Global Multi-Sector Fund 2013 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 12/31/13	-3.00%	-3.67%	-2.81%	-3.22%	-2.50%	-2.47%
Inception* through 12/31/13	1.32	0.61	2.45	1.12	2.78	2.84

With sales charges[2]	Class A	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 12/31/13	-7.09%	-4.63%	-2.81%	-3.22%	-2.50%	-2.47%
Inception* through 12/31/13	-1.26	0.61	2.45	1.12	2.78	2.84

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 4/30/12 through 12/31/13)	2.21%
Class C (Inception date of 4/30/12 through 12/31/13)	1.03
Class FI (Inception date of 7/29/11 through 12/31/13)	6.06
Class R (Inception date of 4/30/12 through 12/31/13)	1.87
Class I (Inception date of 7/29/11 through 12/31/13)	6.88
Class IS (Inception date of 7/29/11 through 12/31/13)	7.05

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, FI, R, I and IS shares are April 30, 2012, April 30, 2012, July 29, 2011, April 30, 2012, July 29, 2011 and July 29, 2011, respectively.

Western Asset Global Multi-Sector Fund 2013 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $1,000,000 invested in

Class FI, I and IS Shares of Western Asset Global Multi-Sector Fund vs. Barclays Global Aggregate Index, JPMorgan Emerging Markets Bond Index Plus and Barclays U.S. Corporate High Yield — 2% Issuer Cap Index† — July 29, 2011 - December 2013

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $1,000,000 invested in Class FI, I and IS shares of Western Asset Global Multi-Sector Fund on July 29, 2011 (inception date), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2013. The hypothetical illustration also assumes a $1,000,000 investment the Barclays Global Aggregate Index, the JPMorgan Emerging Markets Bond Index Plus and the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index. The Barclays Capital Global Aggregate Index is an index comprised of several other Barclays indices that measure fixed-income performance of regions around the world. The JPMorgan Emerging Markets Bond Index Plus (“EMBI+”) is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets. The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The Indices are unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the performance of Class IS, I and FI shares indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

10	Western Asset Global Multi-Sector Fund 2013 Annual Report

Spread duration (unaudited)

Economic exposure — December 31, 2013

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— 50% Barclays Global Aggregate Index, 25% JPMorgan Emerging Markets Bond Index Plus and 25% Barclays U.S. Corporate High Yield — 2% Issuer Cap Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WAGMS	— Western Asset Global Multi-Sector Fund

Western Asset Global Multi-Sector Fund 2013 Annual Report	11

Effective duration (unaudited)

Interest rate exposure — December 31, 2013

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— 50% Barclays Global Aggregate Index, 25% JPMorgan Emerging Markets Bond Index Plus and 25% Barclays U.S. Corporate High Yield — 2% Issuer Cap Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WAGMS	— Western Asset Global Multi-Sector Fund

12	Western Asset Global Multi-Sector Fund 2013 Annual Report

Schedule of investments

December 31, 2013

Western Asset Global Multi-Sector Fund

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 52.0%
Consumer Discretionary — 5.7%
Auto Components — 0.6%
American Axle & Manufacturing Inc., Senior Notes	7.750%	11/15/19	20,000		$22,750
American Axle & Manufacturing Inc., Senior Notes	6.250%	3/15/21	10,000		10,625
Continental Rubber of America Corp., Senior Secured Notes	4.500%	9/15/19	150,000		158,970	(a)
Cooper-Standard Automotive Inc., Senior Notes	8.500%	5/1/18	50,000		53,000
Total Auto Components					245,345
Automobiles — 0.7%
Ford Motor Credit Co., LLC, Senior Notes	5.875%	8/2/21	250,000		283,427
Hotels, Restaurants & Leisure — 0.6%
Arcos Dorados Holdings Inc., Senior Notes	6.625%	9/27/23	100,000		101,550	(a)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	50,000		50,875
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	8.500%	2/15/20	40,000		38,500
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	5.625%	10/15/21	40,000		41,500	(a)
Total Hotels, Restaurants & Leisure					232,425
Media — 3.4%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.000%	1/15/19	100,000		105,375
Comcast Corp., Senior Notes	5.150%	3/1/20	50,000		55,778
DISH DBS Corp., Senior Notes	6.750%	6/1/21	110,000		116,600
Gannett Co. Inc., Senior Notes	6.375%	10/15/23	20,000		20,700	(a)
Grupo Televisa SAB, Senior Bonds	6.625%	1/15/40	100,000		106,194
Lynx I Corp., Senior Secured Notes	5.375%	4/15/21	200,000		200,000	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	80,000		86,000	(a)
NBCUniversal Enterprise Inc., Senior Notes	1.974%	4/15/19	110,000		107,600	(a)
Ono Finance II PLC, Senior Notes	11.125%	7/15/19	100,000	EUR	151,671	(a)
Time Warner Cable Inc., Senior Notes	4.125%	2/15/21	50,000		47,388
Time Warner Inc., Senior Notes	4.000%	1/15/22	20,000		20,253
Univision Communications Inc., Senior Notes	8.500%	5/15/21	100,000		110,000	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	60,000		65,925	(a)
UPCB Finance III Ltd., Senior Secured Notes	6.625%	7/1/20	150,000		159,375	(a)
Total Media					1,352,859
Multiline Retail — 0.1%
Neiman Marcus Group Ltd. Inc., Senior Notes	8.000%	10/15/21	10,000		10,450	(a)
Neiman Marcus Group Ltd. Inc., Senior Notes	8.750%	10/15/21	30,000		31,425	(a)(b)
Total Multiline Retail					41,875
Specialty Retail — 0.3%
CST Brands Inc., Senior Notes	5.000%	5/1/23	10,000		9,650

See Notes to Financial Statements.

Western Asset Global Multi-Sector Fund 2013 Annual Report	13

Schedule of investments (cont’d)

December 31, 2013

Western Asset Global Multi-Sector Fund

Security	Rate	Maturity Date	Face Amount†		Value
Specialty Retail — continued
Gymboree Corp., Senior Notes	9.125%	12/1/18	100,000		$92,125
Total Specialty Retail					101,775
Total Consumer Discretionary					2,257,706
Consumer Staples — 0.9%
Beverages — 0.4%
Hawk Acquisition Subordinated Inc., Senior Secured Notes	4.250%	10/15/20	20,000		19,350	(a)
Pernod-Ricard SA, Senior Notes	4.450%	1/15/22	150,000		151,733	(a)
Total Beverages					171,083
Food & Staples Retailing — 0.2%
Wal-Mart Stores Inc., Senior Notes	4.000%	4/11/43	100,000		88,998
Food Products — 0.1%
Ahold Finance USA LLC, Senior Notes	6.500%	3/14/17	21,000	GBP	39,264
Personal Products — 0.0%
First Quality Finance Co. Inc., Senior Notes	4.625%	5/15/21	10,000		9,500	(a)
Tobacco — 0.2%
Altria Group Inc., Senior Notes	4.750%	5/5/21	50,000		53,658
Total Consumer Staples					362,503
Energy — 12.2%
Energy Equipment & Services — 1.7%
CGG, Senior Notes	9.500%	5/15/16	192,000		202,080
Hercules Offshore Inc., Senior Notes	8.750%	7/15/21	20,000		22,300	(a)
Hercules Offshore Inc., Senior Notes	7.500%	10/1/21	30,000		31,800	(a)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	100,000		102,500
Pacific Drilling SA, Senior Secured Notes	5.375%	6/1/20	50,000		50,250	(a)
Parker Drilling Co., Senior Notes	9.125%	4/1/18	50,000		53,000
TMK OAO Via TMK Capital SA, Senior Notes	6.750%	4/3/20	200,000		192,500	(a)
Total Energy Equipment & Services					654,430
Oil, Gas & Consumable Fuels — 10.5%
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	5.875%	4/15/21	70,000		74,550
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	50,000		60,790
Arch Coal Inc., Senior Notes	7.000%	6/15/19	250,000		198,750
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	4.750%	11/15/21	40,000		36,600	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	7.625%	1/15/22	40,000		40,400	(a)
Chesapeake Energy Corp., Senior Notes	6.500%	8/15/17	100,000		112,750
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	20,000		22,600
Concho Resources Inc., Senior Notes	5.500%	4/1/23	30,000		30,900

See Notes to Financial Statements.

14	Western Asset Global Multi-Sector Fund 2013 Annual Report

Western Asset Global Multi-Sector Fund

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	100,000		$108,250
Continental Resources Inc., Senior Notes	4.500%	4/15/23	50,000		50,688
Denbury Resources Inc., Senior Subordinated Notes	4.625%	7/15/23	150,000		135,375
Devon Energy Corp., Senior Notes	5.600%	7/15/41	50,000		52,105
Ecopetrol SA, Senior Notes	5.875%	9/18/23	46,000		48,530
EDC Finance Ltd., Senior Notes	4.875%	4/17/20	200,000		194,250	(a)
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	80,000		88,400	(c)
Hiland Partners LP/Hiland Partners Finance Corp., Senior Notes	7.250%	10/1/20	30,000		32,175	(a)
Kinder Morgan Inc., Senior Secured Notes	5.625%	11/15/23	80,000		77,459	(a)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	50,000		55,500
Kodiak Oil & Gas Corp., Senior Notes	5.500%	2/1/22	20,000		19,900
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	200,000		218,750	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	40,000		43,200
Murphy Oil USA Inc., Senior Notes	6.000%	8/15/23	20,000		20,100	(a)
Natural Resource Partners LP, Senior Notes	9.125%	10/1/18	20,000		20,450	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	42,000		43,260	(a)
Peabody Energy Corp., Senior Notes	7.375%	11/1/16	100,000		112,500
Peabody Energy Corp., Senior Notes	6.500%	9/15/20	100,000		105,250
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	220,000		231,550
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	10,000		9,457
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	200,000		186,087
Petroleos de Venezuela SA, Senior Notes	8.500%	11/2/17	440,000		366,300	(a)
Petroleos Mexicanos, Senior Notes	6.500%	6/2/41	30,000		31,350
Petroleos Mexicanos, Senior Notes	5.500%	6/27/44	50,000		45,625
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	100,000		109,726
PT Pertamina Persero, Senior Notes	4.875%	5/3/22	200,000		183,500	(a)
QEP Resources Inc., Senior Notes	5.375%	10/1/22	190,000		182,875
QEP Resources Inc., Senior Notes	5.250%	5/1/23	30,000		28,125
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	30,000		32,550	(a)
Range Resources Corp., Senior Notes	5.000%	8/15/22	120,000		117,900
Range Resources Corp., Senior Subordinated Notes	5.750%	6/1/21	10,000		10,600
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	150,000		159,000
Rosneft Oil Co. via Rosneft International Finance Ltd., Senior Notes	4.199%	3/6/22	210,000		192,675	(a)
Samson Investment Co., Senior Notes	10.500%	2/15/20	50,000		54,500	(a)
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	40,000		40,900	(a)
Southern Gas Networks PLC, Senior Notes	4.875%	12/21/20	80,000	GBP	143,310

See Notes to Financial Statements.

Western Asset Global Multi-Sector Fund 2013 Annual Report	15

Schedule of investments (cont’d)

December 31, 2013

Western Asset Global Multi-Sector Fund

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	4.250%	11/15/23	40,000		$35,800	(a)
Total Oil, Gas & Consumable Fuels					4,165,312
Total Energy					4,819,742
Financials — 8.8%
Capital Markets — 0.8%
Goldman Sachs Group Inc., Senior Notes	3.625%	1/22/23	150,000		145,253
Goldman Sachs Group Inc., Subordinated Notes	4.750%	10/12/21	50,000	EUR	73,311
Merrill Lynch & Co. Inc., Notes	5.500%	11/22/21	60,000	GBP	106,716	(a)
Total Capital Markets					325,280
Commercial Banks — 3.0%
Abbey National Treasury Services PLC, Senior Secured Notes	5.125%	4/14/21	100,000	GBP	184,572	(a)
Barclays Bank PLC, Senior Notes	6.000%	1/14/21	160,000	EUR	249,245	(a)
CIT Group Inc., Senior Notes	5.375%	5/15/20	200,000		212,500
HSBC Capital Funding LP, Junior Subordinated Bonds	5.369%	3/24/14	100,000	EUR	138,258	(c)(d)
Lloyds Bank PLC, Subordinated Notes	6.500%	3/24/20	100,000	EUR	159,351	(a)
Royal Bank of Scotland PLC, Subordinated Notes	13.125%	3/19/22	40,000	AUD	42,004	(a)(c)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	2/14/14	100,000		91,500	(c)(d)
Wells Fargo & Co., Subordinated Notes	3.450%	2/13/23	100,000		94,543
Total Commercial Banks					1,171,973
Consumer Finance — 1.2%
Ally Financial Inc., Senior Notes	5.500%	2/15/17	90,000		97,425
Ally Financial Inc., Senior Notes	8.000%	3/15/20	200,000		239,750
SLM Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	100,000		113,250
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	10,000		10,650	(a)
Total Consumer Finance					461,075
Diversified Financial Services — 3.2%
Bank of America Corp., Junior Subordinated Notes	5.200%	6/1/23	180,000		158,400	(c)(d)
Bank of America Corp., Senior Notes	5.000%	5/13/21	100,000		109,277
Bank of America Corp., Senior Notes	3.300%	1/11/23	100,000		94,627
Citigroup Inc., Junior Subordinated Bonds	5.350%	5/15/23	120,000		105,360	(c)(d)
Citigroup Inc., Subordinated Notes	3.500%	5/15/23	200,000		186,358
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	100,000		128,559
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	100,000		119,000
JPMorgan Chase & Co., Senior Notes	4.250%	10/15/20	100,000		106,004
JPMorgan Chase & Co., Subordinated Notes	3.375%	5/1/23	130,000		121,160
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	7.875%	10/1/20	130,000		134,875
Total Diversified Financial Services					1,263,620

See Notes to Financial Statements.

16	Western Asset Global Multi-Sector Fund 2013 Annual Report

Western Asset Global Multi-Sector Fund

Security	Rate	Maturity Date	Face Amount†		Value
Insurance — 0.5%
ELM BV, Subordinated Notes	5.252%	5/25/16	100,000	EUR	$143,780	(a)(c)(d)
Hannover Finance Luxembourg SA, Bonds	5.750%	9/14/40	50,000	EUR	76,722	(c)
Total Insurance					220,502
Real Estate Management & Development — 0.1%
Howard Hughes Corp., Senior Notes	6.875%	10/1/21	30,000		31,200	(a)
Total Financials					3,473,650
Health Care — 3.3%
Health Care Equipment & Supplies — 0.2%
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	70,000		62,300
Health Care Providers & Services — 2.4%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	26,000		31,460
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	20,000		21,650
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	5.875%	1/31/22	50,000		52,750	(a)
HCA Inc., Senior Secured Notes	6.500%	2/15/20	200,000		219,750
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	150,000		159,000
Tenet Healthcare Corp., Senior Notes	9.250%	2/1/15	100,000		107,750
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	10,000		10,775
Unilabs Subholding AB, Senior Secured Notes	8.500%	7/15/18	100,000	EUR	143,761	(a)
Voyage Care Bondco PLC, Senior Secured Notes	6.500%	8/1/18	100,000	GBP	170,480	(a)
WellCare Health Plans Inc., Senior Notes	5.750%	11/15/20	30,000		30,675
Total Health Care Providers & Services					948,051
Pharmaceuticals — 0.7%
AbbVie Inc., Senior Notes	2.900%	11/6/22	100,000		93,466
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	100,000	EUR	154,766	(a)
Forest Laboratories Inc., Senior Notes	5.000%	12/15/21	30,000		30,112	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.625%	12/1/21	20,000		20,100	(a)
Total Pharmaceuticals					298,444
Total Health Care					1,308,795
Industrials — 4.6%
Airlines — 0.2%
United Airlines Inc., Senior Secured Notes	6.750%	9/15/15	60,000		61,875	(a)
Building Products — 1.1%
Andrade Gutierrez International SA, Senior Notes	4.000%	4/30/18	200,000		189,000	(a)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	100,000		103,500	(a)
Spie BondCo 3 SCA, Senior Notes	11.000%	8/15/19	100,000	EUR	156,698	(a)
Total Building Products					449,198

See Notes to Financial Statements.

Western Asset Global Multi-Sector Fund 2013 Annual Report	17

Schedule of investments (cont’d)

December 31, 2013

Western Asset Global Multi-Sector Fund

Security	Rate	Maturity Date	Face Amount†		Value
Commercial Services & Supplies — 0.1%
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	50,000		$48,625	(a)
Construction & Engineering — 1.0%
Odebrecht Finance Ltd., Senior Notes	4.375%	4/25/25	240,000		209,400	(a)
Odebrecht Offshore Drilling Finance Ltd., Senior Secured Notes	6.750%	10/1/22	196,920		201,548	(a)
Total Construction & Engineering					410,948
Electrical Equipment — 0.3%
Eaton Corp., Senior Notes	2.750%	11/2/22	100,000		93,286
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	20,000		21,050	(a)
Total Electrical Equipment					114,336
Machinery — 0.4%
KraussMaffei Group GmbH, Senior Secured Notes	8.750%	12/15/20	100,000	EUR	153,390	(a)
Road & Rail — 0.4%
Gategroup Finance Luxembourg SA, Senior Notes	6.750%	3/1/19	100,000	EUR	145,755	(a)
Trading Companies & Distributors — 0.5%
Rexel SA, Senior Notes	5.250%	6/15/20	200,000		201,000	(a)
Transportation — 0.1%
Watco Cos., LLC/Watco Finance Corp., Senior Notes	6.375%	4/1/23	30,000		29,700	(a)
Transportation Infrastructure — 0.5%
Mersin Uluslararasi Liman Isletmeciligi AS, Notes	5.875%	8/12/20	200,000		196,000	(a)
Total Industrials					1,810,827
Information Technology — 0.4%
Internet Software & Services — 0.2%
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	90,000		98,550
Semiconductors & Semiconductor Equipment — 0.1%
Magnachip Semiconductor Corp., Senior Notes	6.625%	7/15/21	20,000		20,350
Software — 0.1%
Activision Blizzard Inc., Senior Notes	5.625%	9/15/21	20,000		20,700	(a)
Activision Blizzard Inc., Senior Notes	6.125%	9/15/23	10,000		10,425	(a)
Total Software					31,125
Total Information Technology					150,025
Materials — 8.8%
Chemicals — 1.2%
Braskem Finance Ltd., Senior Notes	7.000%	5/7/20	200,000		213,300	(a)
INEOS Group Holdings SA, Senior Notes	7.875%	2/15/16	60,629	EUR	84,033	(a)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	100,000	EUR	158,618	(a)
Total Chemicals					455,951

See Notes to Financial Statements.

18	Western Asset Global Multi-Sector Fund 2013 Annual Report

Western Asset Global Multi-Sector Fund

Security	Rate	Maturity Date	Face Amount†		Value
Construction Materials — 1.1%
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	200,000		$219,500	(a)
Cemex SAB de CV, Senior Secured Notes	6.500%	12/10/19	200,000		206,600	(a)
Total Construction Materials					426,100
Containers & Packaging — 0.8%
Ardagh Glass Finance PLC, Senior Bonds	7.125%	6/15/17	70,000	EUR	99,071	(a)
Graphic Packaging International Inc., Senior Notes	4.750%	4/15/21	10,000		9,900
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.000%	4/15/19	100,000		107,250
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.750%	10/15/20	10,000		10,200
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	100,000		97,750	(a)
Total Containers & Packaging					324,171
Metals & Mining — 5.5%
AngloGold Ashanti Holdings PLC, Senior Notes	8.500%	7/30/20	80,000		82,608
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	20,000		18,400	(a)
Cliffs Natural Resources Inc., Senior Notes	3.950%	1/15/18	60,000		60,588
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	30,000		30,450
CSN Resources SA, Senior Bonds	6.500%	7/21/20	100,000		101,125	(a)
Evraz Group SA, Senior Notes	9.500%	4/24/18	110,000		120,037	(a)
Evraz Group SA, Senior Notes	6.500%	4/22/20	200,000		186,250	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.375%	2/1/16	100,000		103,500	(a)
Gerdau Holdings Inc., Senior Notes	7.000%	1/20/20	200,000		218,000	(a)
Mirabela Nickel Ltd., Notes	3.500%	3/28/14	19,833		13,333	(a)(b)(e)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	50,000		12,500	(a)(f)
Ryerson Inc./Joseph T. Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	40,000		42,400
Samarco Mineracao SA, Senior Notes	4.125%	11/1/22	200,000		180,000	(a)
Schaeffler Holding Finance BV, Senior Secured Notes	6.875%	8/15/18	100,000	EUR	147,200	(a)(b)
Southern Copper Corp., Senior Notes	6.750%	4/16/40	120,000		116,192
Southern Copper Corp., Senior Notes	5.250%	11/8/42	70,000		56,768
Vale Overseas Ltd., Notes	6.875%	11/21/36	110,000		113,603
Vale SA, Senior Notes	5.625%	9/11/42	280,000		254,179
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	300,000		333,000	(a)
Total Metals & Mining					2,190,133
Paper & Forest Products — 0.2%
Appvion Inc., Secured Notes	9.000%	6/1/20	50,000		50,500	(a)
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	20,000		18,500	(a)
Total Paper & Forest Products					69,000
Total Materials					3,465,355

See Notes to Financial Statements.

Western Asset Global Multi-Sector Fund 2013 Annual Report	19

Schedule of investments (cont’d)

December 31, 2013

Western Asset Global Multi-Sector Fund

Security	Rate	Maturity Date	Face Amount†		Value
Telecommunication Services — 4.7%
Diversified Telecommunication Services — 3.1%
Axtel SAB de CV, Senior Secured Notes, Step Bond	7.000%	1/31/20	40,000		$37,100	(a)
CenturyLink Inc., Senior Notes	6.750%	12/1/23	20,000		20,250
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	110,000		119,350	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	4/1/19	100,000		108,000
Level 3 Financing Inc., Senior Notes	7.000%	6/1/20	120,000		127,200
TW Telecom Holdings Inc., Senior Notes	6.375%	9/1/23	40,000		41,600	(a)
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	200,000		221,500	(a)
Unitymedia KabelBW GmbH, Senior Secured Notes	9.500%	3/15/21	100,000	EUR	159,706	(a)
Verizon Communications Inc., Senior Notes	4.600%	4/1/21	10,000		10,563
Verizon Communications Inc., Senior Notes	6.000%	4/1/41	10,000		10,979
Verizon Communications Inc., Senior Notes	6.550%	9/15/43	285,000		333,439
Windstream Corp., Senior Notes	7.750%	10/1/21	50,000		53,000
Total Diversified Telecommunication Services					1,242,687
Wireless Telecommunication Services — 1.6%
Digicel Group Ltd., Senior Notes	8.250%	9/30/20	200,000		207,250	(a)
SoftBank Corp., Senior Notes	4.500%	4/15/20	200,000		195,000	(a)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	200,000		214,500
T-Mobile USA Inc., Senior Notes	6.125%	1/15/22	10,000		10,175
Total Wireless Telecommunication Services					626,925
Total Telecommunication Services					1,869,612
Utilities — 2.6%
Electric Utilities — 0.4%
Curtis Palmer LLC, Senior Notes	5.900%	7/15/14	70,000		70,331	(a)
FirstEnergy Corp., Notes	7.375%	11/15/31	50,000		54,329
Pacific Gas & Electric Co., Senior Notes	4.600%	6/15/43	20,000		19,085
Total Electric Utilities					143,745
Gas Utilities — 1.0%
Empresa de Energia de Bogota SA, Senior Notes	6.125%	11/10/21	200,000		213,000	(a)
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	200,000		175,000	(a)
Total Gas Utilities					388,000
Independent Power Producers & Energy Traders — 0.8%
AES Gener SA, Notes	5.250%	8/15/21	100,000		101,210	(a)
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	70,000		72,975
Colbun SA, Senior Notes	6.000%	1/21/20	100,000		107,286	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	50,000		53,125
Total Independent Power Producers & Energy Traders					334,596

See Notes to Financial Statements.

20	Western Asset Global Multi-Sector Fund 2013 Annual Report

Western Asset Global Multi-Sector Fund

Security	Rate	Maturity Date	Face Amount†		Value
Water Utilities — 0.4%
Anglian Water Osprey Financing PLC, Senior Secured Notes	7.000%	1/31/18	100,000	GBP	$178,884	(a)
Total Utilities					1,045,225
Total Corporate Bonds & Notes (Cost — $20,378,526)					20,563,440
Convertible Bonds & Notes — 0.0%
Telecommunication Services — 0.0%
Diversified Telecommunication Services — 0.0%
Axtel SAB de CV, Senior Secured Notes, Step Bond (Cost — $6,820)	7.000%	1/31/20	45,600	MXN	4,890	(a)
Collateralized Mortgage Obligations — 1.1%
Countrywide Alternative Loan Trust, 2005-77T1 1A4	22.306%	2/25/36	156,507		210,373	(c)
Countrywide Alternative Loan Trust, 2006-18CB A6	27.942%	7/25/36	140,348		215,438	(c)
Total Collateralized Mortgage Obligations (Cost — $423,983)					425,811
Mortgage-Backed Securities — 8.4%
FHLMC — 0.5%
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	1/13/44	100,000		99,219	(g)
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	1/16/29	100,000		104,250	(g)
Total FHLMC					203,469
FNMA — 7.9%
Federal National Mortgage Association (FNMA)	3.000%	1/16/29	200,000		204,102	(g)
Federal National Mortgage Association (FNMA)	3.500%	1/13/44	100,000		99,336	(g)
Federal National Mortgage Association (FNMA)	4.000%	1/13/44	1,300,000		1,338,187	(g)
Federal National Mortgage Association (FNMA)	4.500%	1/13/44	1,000,000		1,059,570	(g)
Federal National Mortgage Association (FNMA)	5.000%	1/13/44	400,000		434,406	(g)
Total FNMA					3,135,601
Total Mortgage-Backed Securities (Cost — $3,349,242)					3,339,070
Sovereign Bonds — 31.5%
Brazil — 2.7%
Federative Republic of Brazil, Notes	10.000%	1/1/21	2,928,000	BRL	1,078,762
Germany — 12.2%
Bundesobligation, Bonds	2.000%	2/26/16	500,000	EUR	713,758
Bundesobligation, Bonds	0.500%	2/23/18	590,000	EUR	803,937
Bundesrepublik Deutschland, Bonds	3.250%	1/4/20	1,045,000	EUR	1,609,401
Bundesrepublik Deutschland, Bonds	3.250%	7/4/21	1,100,000	EUR	1,700,783
Total Germany					4,827,879
Hungary — 1.3%
Hungary Government Bond, Senior Notes	5.750%	11/22/23	520,000		522,600
Indonesia — 0.4%
Republic of Indonesia, Notes	5.250%	1/17/42	200,000		171,500	(a)

See Notes to Financial Statements.

Western Asset Global Multi-Sector Fund 2013 Annual Report	21

Schedule of investments (cont’d)

December 31, 2013

Western Asset Global Multi-Sector Fund

Security	Rate	Maturity Date	Face Amount†		Value
Mexico — 2.7%
United Mexican States, Bonds	8.000%	6/11/20	5,680,000	MXN	$486,055
United Mexican States, Bonds	6.500%	6/9/22	7,803,400	MXN	604,187
Total Mexico					1,090,242
Poland — 2.1%
Republic of Poland, Bonds	5.250%	10/25/17	2,330,000	PLN	819,844
Russia — 2.7%
Russian Federal Bond, Bonds	7.400%	6/14/17	4,919,000	RUB	152,471
Russian Federal Bond, Bonds	7.600%	7/20/22	5,930,000	RUB	181,014
Russian Foreign Bond — Eurobond, Senior Bonds	4.875%	9/16/23	400,000		404,000	(a)
Russian Foreign Bond — Eurobond, Senior Bonds	7.500%	3/31/30	286,000		333,247	(a)
Total Russia					1,070,732
South Africa — 2.8%
Republic of South Africa, Bonds	10.500%	12/21/26	2,960,000	ZAR	332,503
Republic of South Africa, Senior Notes	5.875%	9/16/25	730,000		759,200
Total South Africa					1,091,703
Turkey — 1.1%
Republic of Turkey, Bonds	9.500%	1/12/22	290,000	TRY	129,913
Republic of Turkey, Bonds	7.100%	3/8/23	230,000	TRY	87,644
Republic of Turkey, Senior Bonds	5.625%	3/30/21	100,000		100,400
Republic of Turkey, Senior Notes	7.000%	3/11/19	100,000		109,500
Total Turkey					427,457
United Kingdom — 2.4%
United Kingdom Gilt, Bonds	1.000%	9/7/17	580,000	GBP	942,855	(a)
Venezuela — 1.1%
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	588,000		438,060	(a)
Total Sovereign Bonds (Cost — $12,887,111)					12,481,634
U.S. Government & Agency Obligations — 3.6%
U.S. Government Obligations — 3.6%
U.S. Treasury Bonds	3.125%	2/15/43	1,390,000		1,190,188
U.S. Treasury Bonds	2.875%	5/15/43	80,000		64,838
U.S. Treasury Notes	0.750%	10/31/17	30,000		29,456
U.S. Treasury Notes	1.250%	10/31/19	50,000		47,824
U.S. Treasury Notes	2.000%	2/15/22	110,000		104,388
Total U.S. Government & Agency Obligations (Cost — $1,696,619)					1,436,694

See Notes to Financial Statements.

22	Western Asset Global Multi-Sector Fund 2013 Annual Report

Western Asset Global Multi-Sector Fund

Security		Expiration Date	Contracts	Value
Purchased Options — 0.3%
U.S. Dollar/Eurodollar, Put @ $1.33		2/10/14	2,530,000	$3,808
U.S. Dollar/Japanese Yen, Call @ $101		2/3/14	3,180,000	128,926
Total Purchased Options (Cost — $47,277)				132,734
Total Investments before Short-Term Investments (Cost — $38,789,578)				38,384,273

	Rate	Maturity Date	Face Amount†
Short-Term Investments — 7.6%
Time Deposits — 5.1%
Commerzbank AG	0.000%	1/2/14	501,123	501,123
ING Bank	0.050%	1/2/14	501,033	501,033
Rabobank London	0.040%	1/2/14	500,027	500,027
Royal Bank of Scotland PLC	0.010%	1/2/14	500,931	500,931
Total Time Deposits (Cost — $2,003,114)				2,003,114
Repurchase Agreements — 2.5%
Bank of America repurchase agreement dated 12/31/13; Proceeds at maturity — $1,000,000; (Fully collateralized by U.S. government obligations, 6.125% due 11/15/27; Market value — $1,020,000) (Cost — $1,000,000)	0.001%	1/2/14	1,000,000	1,000,000
Total Short-Term Investments (Cost — $3,003,114)				3,003,114
Total Investments — 104.5% (Cost — $41,792,692#)				41,387,387
Liabilities in Excess of Other Assets — (4.5)%				(1,798,953)
Total Net Assets — 100.0%				$39,588,434

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(d)	Security has no maturity date. The date shown represents the next call date.

(e)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(f)	The coupon payment on these securities is currently in default as of December 31, 2013.

(g)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

#	Aggregate cost for federal income tax purposes is $41,797,910.

See Notes to Financial Statements.

Western Asset Global Multi-Sector Fund 2013 Annual Report	23

Schedule of investments (cont’d)

December 31, 2013

Western Asset Global Multi-Sector Fund

Abbreviations used in this schedule:
AUD	— Australian Dollar
BRL	— Brazilian Real
EUR	— Euro
GBP	— British Pound
MXN	— Mexican Peso
OJSC	— Open Joint Stock Company
PLN	— Polish Zloty
RUB	— Russian Ruble
TRY	— Turkish Lira
ZAR	— South African Rand

See Notes to Financial Statements.

24	Western Asset Global Multi-Sector Fund 2013 Annual Report

Statement of assets and liabilities

December 31, 2013

Assets:
Investments, at value (Cost — $41,792,692)	$41,387,387
Foreign currency, at value (Cost — $501,168)	494,030
Cash	2,119,783
Receivable for securities sold	4,157,815
Interest receivable	605,458
Receivable for Fund shares sold	207,672
Unrealized appreciation on forward foreign currency contracts	206,952
Foreign currency collateral for open futures contracts, at value (Cost — $69,472)	78,301
Deposits with brokers for open futures contracts	45,021
Receivable from broker — variation margin on open futures contracts	21,960
Prepaid expenses	35,315
Total Assets	49,359,694

Liabilities:
Payable for securities purchased	5,411,930
Payable for Fund shares repurchased	3,832,048
Unrealized depreciation on forward foreign currency contracts	407,946
OTC swaps, at value (premiums received — $4,829)	59,448
Investment management fee payable	16,741
Payable for open swap contracts	951
Service and/or distribution fees payable	45
Directors’ fees payable	14
Accrued expenses	42,137
Total Liabilities	9,771,260
Total Net Assets	$39,588,434

Net Assets:
Par value (Note 7)	$3,968
Paid-in capital in excess of par value	40,260,661
Overdistributed net investment income	(16,461)
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(56,628)
Net unrealized depreciation on investments, futures contracts, swap contracts and foreign currencies	(603,106)
Total Net Assets	$39,588,434

See Notes to Financial Statements.

Western Asset Global Multi-Sector Fund 2013 Annual Report	25

Statement of assets and liabilities (cont’d)

December 31, 2013

Shares Outstanding:
Class A	1,415
Class C	1,677
Class FI	10,707
Class R	1,019
Class I	10,677
Class IS	3,942,089

Net Asset Value:
Class A (and redemption price)	$10.00
Class C*	$9.99
Class FI (and redemption price)	$10.00
Class R (and redemption price)	$10.00
Class I (and redemption price)	$10.14
Class IS (and redemption price)	$9.98
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$10.44

*	Redemption price per share is NAV of Class C shares reduced by 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

26	Western Asset Global Multi-Sector Fund 2013 Annual Report

Statement of operations

For the Year Ended December 31, 2013

Investment Income:
Interest	$1,587,561

Expenses:
Investment management fee (Note 2)	251,393
Registration fees	88,386
Audit and tax	51,959
Shareholder reports	22,045
Fund accounting fees	18,589
Custody fees	18,495
Transfer agent fees (Note 5)	9,368
Legal fees	4,444
Directors’ fees	1,897
Insurance	1,449
Service and/or distribution fees (Notes 2 and 5)	501
Fees recaptured by investment manager (Note 2)	3
Miscellaneous expenses	7,864
Total Expenses	476,393
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(185,484)
Net Expenses	290,909
Net Investment Income	1,296,652

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(16,646)
Futures contracts	21,634
Written options	5,602
Swap contracts	(58,969)
Foreign currency transactions	(489,682)
Net Realized Loss	(538,061)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(1,905,039)
Futures contracts	34,089
Swap contracts	(34,533)
Foreign currencies	88,393
Change in Net Unrealized Appreciation (Depreciation)	(1,817,090)
Net Loss on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	(2,355,151)
Decrease in Net Assets from Operations	$(1,058,499)

See Notes to Financial Statements.

Western Asset Global Multi-Sector Fund 2013 Annual Report	27

Statements of changes in net assets

For the Years Ended December 31,	2013	2012

Operations:
Net investment income	$1,296,652	$919,560
Net realized gain (loss)	(538,061)	181,123
Change in net unrealized appreciation (depreciation)	(1,817,090)	1,365,634
Increase (Decrease) in Net Assets From Operations	(1,058,499)	2,466,317

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(730,008)	(914,453)
Net realized gains	(60,100)	(134,059)
Decrease in Net Assets from Distributions to Shareholders	(790,108)	(1,048,512)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	16,181,297	9,025,765
Reinvestment of distributions	779,033	1,048,512
Cost of shares repurchased	(6,952,593)	(47,719)
Increase in Net Assets From Fund Share Transactions	10,007,737	10,026,558
Increase in Net Assets	8,159,130	11,444,363

Net Assets:
Beginning of year	31,429,304	19,984,941
End of year*	$39,588,434	$31,429,304
*Includes overdistributed net investment income of:	$(16,461)	$(11,035)

See Notes to Financial Statements.

28	Western Asset Global Multi-Sector Fund 2013 Annual Report

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class A Shares[1]	2013	2012[2]

Net asset value, beginning of year	$10.47	$10.23

Income (loss) from operations:
Net investment income	0.29	0.19
Net realized and unrealized gain (loss)	(0.60)	0.36
Total income (loss) from operations	(0.31)	0.55

Less distributions from:
Net investment income	(0.14)	(0.26)
Net realized gains	(0.02)	(0.05)
Total distributions	(0.16)	(0.31)

Net asset value, end of year	$10.00	$10.47
Total return[3]	(3.00)%	5.38%

Net assets, end of year (000s)	$14	$15

Ratios to average net assets:
Gross expenses	1.97%	2.11%[4]
Net expenses[5,6,7]	1.24	1.25 [4]
Net investment income	2.83	2.75 [4]

Portfolio turnover rate[8]	55%	49%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 30, 2012 (inception date) to December 31, 2012.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commisions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class A shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Directors’ consent.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 168% and 196% for the year ended December 31, 2013 and the period ended December 31, 2012, respectively.

See Notes to Financial Statements.

Western Asset Global Multi-Sector Fund 2013 Annual Report	29

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class C Shares[1]	2013	2012[2]

Net asset value, beginning of year	$10.47	$10.23

Income (loss) from operations:
Net investment income	0.22	0.14
Net realized and unrealized gain (loss)	(0.60)	0.36
Total income (loss) from operations	(0.38)	0.50

Less distributions from:
Net investment income	(0.08)	(0.21)
Net realized gains	(0.02)	(0.05)
Total distributions	(0.10)	(0.26)

Net asset value, end of year	$9.99	$10.47
Total return[3]	(3.67)%	4.88%

Net assets, end of year (000s)	$17	$10

Ratios to average net assets:
Gross expenses	2.52%	2.87%[4]
Net expenses[5,6,7]	2.00	2.00 [4]
Net investment income	2.20	2.02 [4]

Portfolio turnover rate[8]	55%	49%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 30, 2012 (inception date) to December 31, 2012.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class C shares did not exceed 2.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Directors’ consent.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 168% and 196% for the year ended December 31, 2013 and the period ended December 31, 2012, respectively.

See Notes to Financial Statements.

30	Western Asset Global Multi-Sector Fund 2013 Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class FI Shares[1]	2013	2012	2011[2]

Net asset value, beginning of year	$10.47	$9.88	$10.00

Income (loss) from operations:
Net investment income	0.31	0.30	0.12
Net realized and unrealized gain (loss)	(0.60)	0.63	(0.15)
Total income (loss) from operations	(0.29)	0.93	(0.03)

Less distributions from:
Net investment income	(0.16)	(0.29)	(0.09)
Net realized gains	(0.02)	(0.05)	—
Total distributions	(0.18)	(0.34)	(0.09)

Net asset value, end of year	$10.00	$10.47	$9.88
Total return[3]	(2.81)%	9.41%	(0.26)%

Net assets, end of year (000s)	$107	$109	$100

Ratios to average net assets:
Gross expenses	1.49%[4]	2.75%[4]	4.06%[5]
Net expenses[6,7,8]	1.03 [4]	1.20 [4]	1.20 [5]
Net investment income	3.05	2.94	2.85 [5]

Portfolio turnover rate	55%[9]	49%[9]	13%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period July 29, 2011 (inception date) to December 31, 2011.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class FI shares did not exceed 1.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Directors’ consent.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 168% and 196% for the year ended December 31, 2013 and the period ended December 31, 2012, respectively.

See Notes to Financial Statements.

Western Asset Global Multi-Sector Fund 2013 Annual Report	31

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class R Shares[1]	2013	2012[2]

Net asset value, beginning of year	$10.47	$10.23

Income (loss) from operations:
Net investment income	0.26	0.18
Net realized and unrealized gain (loss)	(0.59)	0.36
Total income (loss) from operations	(0.33)	0.54

Less distributions from:
Net investment income	(0.12)	(0.25)
Net realized gains	(0.02)	(0.05)
Total distributions	(0.14)	(0.30)

Net asset value, end of year	$10.00	$10.47
Total return[3]	(3.22)%	5.26%

Net assets, end of year (000s)	$10	$11

Ratios to average net assets:
Gross expenses	2.09%	2.37%[4]
Net expenses[5,6,7]	1.45	1.45 [4]
Net investment income	2.61	2.57 [4]

Portfolio turnover rate[8]	55%	49%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 30, 2012 (inception date) to December 31, 2012.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class R shares did not exceed 1.45%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Directors’ consent.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 168% and 196% for the year ended December 31, 2013 and the period ended December 31, 2012, respectively.

See Notes to Financial Statements.

32	Western Asset Global Multi-Sector Fund 2013 Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1]	2013	2012	2011[2]

Net asset value, beginning of year	$10.47	$9.88	$10.00

Income (loss) from operations:
Net investment income	0.34	0.34	0.13
Net realized and unrealized gain (loss)	(0.47)	0.62	(0.15)
Total income (loss) from operations	(0.13)	0.96	(0.02)

Less distributions from:
Net investment income	(0.18)	(0.32)	(0.10)
Net realized gains	(0.02)	(0.05)	—
Total distributions	(0.20)	(0.37)	(0.10)

Net asset value, end of year	$10.14	$10.47	$9.88
Total return[3]	(2.50)%	9.78%	(0.14)%

Net assets, end of year (000s)	$108	$109	$100

Ratios to average net assets:
Gross expenses	1.22%	2.49%[4]	3.80%[5]
Net expenses[6,7,8]	0.76	0.82 [4]	0.85 [5]
Net investment income	3.38	3.33	3.21 [5]

Portfolio turnover rate	55%[9]	49%[9]	13%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period July 29, 2011 (inception date) to December 31, 2011.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class I shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Directors’ consent.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 168% and 196% for the year ended December 31, 2013 and the period ended December 31, 2012, respectively.

See Notes to Financial Statements.

Western Asset Global Multi-Sector Fund 2013 Annual Report	33

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class IS Shares[1]	2013	2012	2011[2]

Net asset value, beginning of year	$10.44	$9.86	$10.00

Income (loss) from operations:
Net investment income	0.34	0.35	0.14
Net realized and unrealized gain (loss)	(0.59)	0.61	(0.15)
Total income (loss) from operations	(0.25)	0.96	(0.01)

Less distributions from:
Net investment income	(0.19)	(0.33)	(0.13)
Net realized gains	(0.02)	(0.05)	—
Total distributions	(0.21)	(0.38)	(0.13)

Net asset value, end of year	$9.98	$10.44	$9.86
Total return[3]	(2.47)%	9.80%	(0.04)%

Net assets, end of year (000s)	$39,332	$31,175	$19,785

Ratios to average net assets:
Gross expenses	1.23%	1.60%[4]	2.58%[5]
Net expenses[6,7,8]	0.75	0.75 [4]	0.75 [5]
Net investment income	3.35	3.38	3.30 [5]

Portfolio turnover rate	55%[9]	49%[9]	13%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period July 29, 2011 (inception date) to December 31, 2011.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class IS shares did not exceed 0.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Directors’ consent.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 168% and 196% for the year ended December 31, 2013 and the period ended December 31, 2012, respectively.

See Notes to Financial Statements.

34	Western Asset Global Multi-Sector Fund 2013 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Global Multi-Sector Fund (the “Fund”) is a separate non-diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations,

Western Asset Global Multi-Sector Fund 2013 Annual Report	35

Notes to financial statements (cont’d)

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

36	Western Asset Global Multi-Sector Fund 2013 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$20,550,107	$13,333	$20,563,440
Convertible bonds & notes	—	4,890	—	4,890
Collateralized mortgage obligations	—	425,811	—	425,811
Mortgage-backed securities	—	3,339,070	—	3,339,070
Sovereign bonds	—	12,481,634	—	12,481,634
U.S. government & agency obligations	—	1,436,694	—	1,436,694
Purchased options	—	132,734	—	132,734
Total long-term investments	—	$38,370,940	$13,333	$38,384,273
Short-term investments†	—	3,003,114	—	3,003,114
Total investments	—	$41,374,054	$13,333	$41,387,387
Other financial instruments:
Futures contracts	$72,971	—	—	$72,971
Forward foreign currency contracts	—	$206,952	—	206,952
Total other financial instruments	$72,971	$206,952	—	$279,923
Total	$72,971	$41,581,006	$13,333	$41,667,310

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$21,561	—	—	$21,561
Forward foreign currency contracts	—	$407,946	—	407,946
OTC credit default swaps on credit indices —buy protection‡	—	59,448	—	59,448
Total	$21,561	$467,394	—	$488,955

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at

Western Asset Global Multi-Sector Fund 2013 Annual Report	37

Notes to financial statements (cont’d)

least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

38	Western Asset Global Multi-Sector Fund 2013 Annual Report

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(g) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

Western Asset Global Multi-Sector Fund 2013 Annual Report	39

Notes to financial statements (cont’d)

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(h) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2013, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the year ended December 31, 2013, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or

40	Western Asset Global Multi-Sector Fund 2013 Annual Report

default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to

Western Asset Global Multi-Sector Fund 2013 Annual Report	41

Notes to financial statements (cont’d)

perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(i) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(j) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of

42	Western Asset Global Multi-Sector Fund 2013 Annual Report

such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of December 31, 2013, the Fund held forward foreign currency contracts and OTC credit default swaps with credit related contingent features which had a liability position of $467,394. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(l) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(m) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

Western Asset Global Multi-Sector Fund 2013 Annual Report	43

Notes to financial statements (cont’d)

(n) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(o) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(p) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(q) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$(572,070)	$572,070

(a)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, losses from mortgage backed securities treated as capital losses for tax purposes, and book/tax differences in the treatment of swap contracts.

2. Investment management agreement and other transactions with affiliates

The Fund has an investment management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”). Western Asset Management Company (“Western Asset”) is the investment adviser. Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd (“Western Japan”) share advisory responsibilities with Western Asset. LMPFA, Western Asset, Western Asset Limited, Western Singapore and Western Japan are wholly owned subsidiaries of Legg Mason, Inc (“Legg Mason”).

44	Western Asset Global Multi-Sector Fund 2013 Annual Report

LMPFA provides the Fund with investment management and administrative services for which the Fund pays a fee calculated daily and paid monthly, at an annual rate of 0.65% of the Fund’s average daily net assets.

The investment manager has agreed to waive fees and/or reimburse operating expenses (other than interest, broker commissions, taxes, extraordinary expenses and deferred organizational expenses) so that total operating expenses are not expected to exceed 1.25%, 2.00%, 1.20%, 1.45%, 0.85% and 0.75% for Class A, Class C, Class FI, Class R, Class I and Class IS shares, respectively. These arrangements cannot be terminated prior to December 31, 2015 without the Board of Directors’ consent.

During the year ended December 31, 2013, fees waived and/or expenses reimbursed amounted to $185,484.

The investment manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the investment manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the limits described above. In no case will the investment manager recapture any amount that would result on any particular business day of the Fund, in the class’ total annual expenses exceeding this limit or any other lower limit then in effect.

Pursuant to these arrangements, at December 31, 2013, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class FI	Class R	Class I	Class IS
Expires December 31, 2014	$64	$59	$1,615	$64	$1,750	$229,626
Expires December 31, 2015	104	75	495	65	14,843	169,902
Total fee waivers/expense reimbursements subject to recapture	$168	$134	$2,110	$129	$16,593	$399,528

For the year ended December 31, 2013, LMPFA recaptured $3 for Class FI.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. Class C shares have a 1.00% contingent deferred sales charge (“CDSC”), which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2013, LMIS and its affiliates did not receive any sales charges on sales of the Fund’s Class A shares. In addition, there were no CDSCs paid to LMIS and its affiliates for the year ended December 31, 2013.

Western Asset Global Multi-Sector Fund 2013 Annual Report	45

Notes to financial statements (cont’d)

All officers of the Corporation are employees of Legg Mason or its affiliates and do not receive compensation from the Corporation.

As of December 31, 2013, Legg Mason and its affiliates owned 54% of the Fund.

3. Investments

During the year ended December 31, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$25,358,599	$46,750,043
Sales	13,836,536	44,993,556

At December 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,126,037
Gross unrealized depreciation	(1,536,560)
Net unrealized depreciation	$(410,523)

At December 31, 2013, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury 5-Year Notes	6	3/14	$720,801	$715,875	$(4,926)
United Kingdom Long Gilt Bonds	4	3/14	722,467	705,832	(16,635)
					(21,561)
Contracts to Sell:
Euro Bobl	18	3/14	3,112,617	3,081,209	$31,408
U.S. Treasury 10-Year Notes	12	3/14	1,506,680	1,476,563	30,117
U.S. Treasury Ultra Long-Term Bonds	7	3/14	965,196	953,750	11,446
					72,971
Net unrealized gain on open futures contracts					$51,410

At December 31, 2013, the Fund held TBA securities with a total cost of $3,349,242.

During the year ended December 31, 2013, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of December 31, 2012	—	—
Options written	6	$6,199
Options closed	(6)	(6,199)
Options exercised	—	—
Options expired	—	—
Written options, outstanding as of December 31, 2013	—	—

46	Western Asset Global Multi-Sector Fund 2013 Annual Report

At December 31, 2013, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Yuan Renminbi	HSBC Bank	4,987,000	$823,234	1/16/14	$10,059
Brazilian Real	Barclays Bank PLC	975,000	411,077	1/24/14	(1,988)
Indian Rupee	Citibank N.A.	5,790,000	93,129	1/24/14	1,327
Indian Rupee	JPMorgan Chase Bank	20,320,000	326,837	1/24/14	4,297
British Pound	Barclays Bank PLC	25,000	41,386	2/18/14	429
British Pound	Citibank N.A.	100,000	165,543	2/18/14	4,007
Euro	Deutsche Bank AG	1,597,153	2,197,162	2/18/14	37,651
Euro	HSBC Bank	1,500,000	2,063,511	2/18/14	(1,143)
Euro	UBS AG	44,318	60,966	2/18/14	1,241
Japanese Yen	Deutsche Bank AG	124,739,400	1,184,738	2/18/14	(80,153)
Norwegian Krone	Deutsche Bank AG	5,110,000	841,055	2/18/14	(11,323)
Turkish Lira	Royal Bank of Canada	56,200	25,898	2/18/14	(1,291)
					(36,887)
Contracts to Sell:
Brazilian Real	Barclays Bank PLC	1,893,000	798,123	1/24/14	51,843
Australian Dollar	HSBC Bank	48,181	42,891	2/18/14	294
Australian Dollar	HSBC Bank	920,000	818,989	2/18/14	52,156
British Pound	Barclays Bank PLC	200,000	331,086	2/18/14	(9,129)
British Pound	Citibank N.A.	100,000	165,543	2/18/14	(5,287)
British Pound	JPMorgan Chase Bank	894,736	1,481,170	2/18/14	(48,143)
British Pound	Royal Bank of Canada	180,000	297,977	2/18/14	(8,683)
Euro	Barclays Bank PLC	600,000	825,404	2/18/14	(14,803)
Euro	Citibank N.A.	245,645	337,927	2/18/14	(9,509)
Euro	HSBC Bank	3,047,560	4,192,449	2/18/14	(69,167)
Euro	JPMorgan Chase Bank	2,921,460	4,018,976	2/18/14	(120,317)
Japanese Yen	HSBC Bank	40,180,000	381,618	2/18/14	26,100
Polish Zloty	JPMorgan Chase Bank	2,452,689	809,529	2/18/14	(27,010)
South African Rand	Bank of America, N.A.	995,000	94,225	2/18/14	1,820
South African Rand	JPMorgan Chase Bank	2,206,224	208,926	2/18/14	3,381
Turkish Lira	Citibank N.A.	560,000	258,054	2/18/14	12,347
					(164,107)
Net unrealized loss on open forward foreign currency contracts					$(200,994)

At December 31, 2013, the Fund held the following open swap contracts:

OTC CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made By The Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Depreciation
Barclays Capital Inc. (Markit iTraxx Europe Crossover Index)	$416,500	6/20/18	5.000% quarterly	$(59,448)	$(4,829)	$(54,619)

Western Asset Global Multi-Sector Fund 2013 Annual Report	47

Notes to financial statements (cont’d)

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2013.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Purchased options[2]	—	$132,734	$132,734
Futures contracts[3]	$72,971	—	72,971
Forward foreign currency contracts	—	206,952	206,952
Total	$72,971	$339,686	$412,657

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts[3]	$21,561	—	—	$21,561
OTC swap contracts[4]			$59,448	59,448
Forward foreign currency contracts	—	$407,946	—	407,946
Total	$21,561	$407,946	$59,448	$488,955

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown seperately in the Statement of Assets and Liabilities.

48	Western Asset Global Multi-Sector Fund 2013 Annual Report

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2013. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	$(106,037)	—	$(106,037)
Written options	$5,602	—	—	5,602
Futures contracts	21,634	—	—	21,634
OTC swap contracts	—	—	$(58,969)	(58,969)
Forward foreign currency contracts	—	(664,397)	—	(664,397)
Total	$27,236	$(770,434)	$(58,969)	$(802,167)

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	$46,986	—	$46,986
Futures contracts	$34,089	—	—	34,089
OTC swap contracts	—	—	$(34,533)	(34,533)
Forward foreign currency contracts	—	87,406	—	87,406
Total	$34,089	$134,392	$(34,533)	$133,948

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized from investments in the Statement of Operations.

During the year ended December 31, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$45,692
Written options†	490
Futures contracts (to buy)	1,565,717
Futures contracts (to sell)	5,033,038
Forward foreign currency contracts (to buy)	6,873,741
Forward foreign currency contracts (to sell)	14,550,085

Average Notional Balance
Credit default swap contracts (to sell protection)	$423,038

†	At December 31, 2013, there were no open positions held in this derivative.

Western Asset Global Multi-Sector Fund 2013 Annual Report	49

Notes to financial statements (cont’d)

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral held by the Fund at December 31, 2013:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Purchased options[2]	$132,734	—	$132,734
Futures contracts[3]	21,960	—	21,960
Forward foreign currency contracts	206,952	—	206,952
Total	$361,646	—	$361,646

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at December 31, 2013:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged	Net Amount
OTC swap contracts	$59,448	—	$59,448
Forward foreign currency contracts	407,946	—	407,946
Total	$467,394	—	$467,394

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service and/or distribution fee with respect to its Class A, Class C, Class FI and Class R shares calculated at the annual rate of 0.25%, 1.00%, 0.25% and 0.50% of the average daily net assets of each respective class. Service and distribution fees are accrued and paid monthly.

The Rule 12b-1 plan for Class FI shares provides for payment of distribution and service fees to LMIS at an annual rate of up to 0.40% of the class’ average net assets, subject to the authority of the Board of Directors of the Corporation to set a lower amount. The Board of Directors has currently approved payments under the plan of 0.25% of the average daily net assets of Class FI shares.

50	Western Asset Global Multi-Sector Fund 2013 Annual Report

For the year ended December 31, 2013, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$36	$70
Class C	145	50
Class FI	269	15
Class R	51	39
Class I	—	1,845
Class IS	—	7,349
Total	$501	$9,368

For the year ended December 31, 2013, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$104
Class C	75
Class FI	495
Class R	65
Class I	14,843
Class IS	169,902
Total	$185,484

6. Distributions to shareholders by class

	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Investment Income:
Class A	$196	$287
Class C	88	206
Class FI	1,692	2,921
Class R	119	243
Class I	74,395	3,296
Class IS	653,518	907,500
Total	$730,008	$914,453

Net Realized Gains:
Class A	$21	$62
Class C	17	45
Class FI	159	464
Class R	15	45
Class I	5,976	466
Class IS	53,912	132,977
Total	$60,100	$134,059

Western Asset Global Multi-Sector Fund 2013 Annual Report	51

Notes to financial statements (cont’d)

7. Capital shares

At December 31, 2013, the Corporation had 37.2 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of each class were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Class A
Shares sold	—	—	1,360	$14,000
Shares issued on reinvestment	21	$217	34	349
Net increase	21	$217	1,394	$14,349

Class C
Shares sold	1,434	$14,131	977	$10,000
Shares issued on reinvestment	11	106	25	251
Shares repurchased	(770)	(7,740)	—	—
Net increase	675	$6,497	1,002	$10,251

Class FI
Shares sold	203	$2,040	—	—
Shares issued on reinvestment	185	1,852	327	$3,385
Shares repurchased	(103)	(1,011)	—	—
Net increase	285	$2,881	327	$3,385

Class R
Shares sold	—	—	977	$10,000
Shares issued on reinvestment	14	$134	28	288
Net increase	14	$134	1,005	$10,288

Class I
Shares sold	424,229	$4,428,954	—	—
Shares issued on reinvestment	7,994	80,369	363	$3,762
Shares repurchased	(432,016)	(4,332,048)	—	—
Net increase	207	$177,275	363	$3,762

Class IS
Shares sold	1,152,794	$11,736,172	881,387	$8,991,765
Shares issued on reinvestment	69,656	696,355	101,074	1,040,477
Shares repurchased	(265,442)	(2,611,794)	(4,642)	(47,719)
Net increase	957,008	$9,820,733	977,819	$9,984,523

8. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) — Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the

52	Western Asset Global Multi-Sector Fund 2013 Annual Report

offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of assets and liabilities or subject to a master netting agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2013	2012
Distributions Paid From:
Ordinary income	$629,924	$1,002,934
Net long-term capital gains	160,184	45,578
Total taxable distributions	$790,108	$1,048,512

As of December 31, 2013, the components of accumulated earnings on a tax basis was as follows:

Other book/tax temporary differences(a)	$(67,871)
Unrealized appreciation (depreciation)(b)	(608,324)
Total accumulated earnings (losses) — net	$(676,195)

(a)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddle, the realization for tax purposes of unrealized gains/(losses) on certain futures and foreign currency contracts, the deferral of certain late year losses for tax purposes, book/tax differences in the accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Western Asset Global Multi-Sector Fund 2013 Annual Report	53

Report of independent registered public accounting firm

To the Board of Directors of Western Asset Funds, Inc. and to the

Shareholders of Western Asset Global Multi-Sector Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Western Asset Global Multi-Sector Fund (one of the funds comprising Western Asset Funds, Inc., the “Fund”) at December 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 20, 2014

54	Western Asset Global Multi-Sector Fund 2013 Annual Report

Board approval of management and advisory agreements (unaudited)

The Executive and Contracts Committee of the Board of Directors considered the Investment Management Agreement between the Corporation and LMPFA with respect to the Fund and the Investment Advisory Agreements between LMPFA and Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited in London (“WAML”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) and Western Asset Management Company Ltd in Japan (“Western Japan,” and together with Western Singapore and WAML the “Non-U.S. Advisers” and together with Western Asset, the “Advisers”) (collectively, the “Agreements”) with respect to the Fund at meetings held on September 17, 2013 and October 22 and 30, 2013. At a meeting held on November 19, 2013, the Executive and Contracts Committee reported to the full Board of Directors its considerations and recommendation with respect to the Agreements, and the Board of Directors, including a majority of the Independent Directors, considered and approved renewal of the Agreements.

The Directors noted that although Western Asset’s business is operated through separate legal entities, such as the Non-U.S. Advisers, its business is highly integrated and senior investment personnel at Western Asset have supervisory oversight responsibility over the investment decisions made by the Non-U.S. Advisers. Therefore, in connection with their deliberations noted below, the Directors primarily focused on the information provided by Western Asset when considering the approval of the Investment Advisory Agreements between LMPFA and the Non-U.S. Advisers with respect to the Fund. The Directors also noted that the Fund does not pay any management fees directly to Western Asset or to any of the Non-U.S. Advisers because LMPFA pays the Advisers for services provided to the Fund out of the management fee LMPFA receives from the Fund.

In arriving at their decision to renew the Agreements, the Directors met with representatives of Western Asset, including relevant investment advisory personnel, as well as representatives of LMPFA; reviewed a variety of information prepared by LMPFA and Western Asset and materials provided by Lipper Inc. (“Lipper”) and counsel to the Independent Directors; reviewed performance and expense information for the Fund’s peer group of comparable funds selected and prepared by Lipper and for certain other comparable products available from Western Asset, including separate accounts managed by Western Asset; and requested and reviewed additional information as necessary. These reviews were in addition to information obtained by the Directors at their regular quarterly meetings with respect to the Fund’s performance and other relevant matters, and related discussions with Western Asset’s personnel.

As part of their review, the Directors examined LMPFA’s ability to provide high quality oversight and administrative and shareholder support services to the Fund, and the Advisers’ ability to provide high quality investment management services to the Fund. The Directors considered the experience of LMPFA’s personnel in providing the types of services that LMPFA is responsible for providing to the Fund; the ability of LMPFA to attract and retain capable personnel; the capability and integrity of LMPFA’s senior management and staff;

Western Asset Global Multi-Sector Fund	55

Board approval of management and advisory agreements (unaudited) (cont’d)

and the level of skill required to provide such services to the Fund. The Directors considered the investment philosophy and research and decision-making processes of the Advisers; the experience of their key advisory personnel responsible for management of the Fund; the ability of the Advisers to attract and retain capable research and advisory personnel; the capability and integrity of the Advisers’ senior management and staff; and the level of skill required to manage the Fund. In addition, the Directors reviewed the quality of LMPFA’s and the Advisers’ services with respect to regulatory compliance and compliance with the investment policies of the Fund and conditions that might affect LMPFA’s or an Adviser’s ability to provide high quality services to the Fund in the future under the Agreements, including its business reputation, financial condition and operational stability. Based on the foregoing, the Directors concluded that the Advisers’ investment process, research capabilities and philosophy were well suited to the Fund given the Fund’s investment objectives and policies, and that LMPFA and each of the Advisers would be able to meet any reasonably foreseeable obligations under the Agreements.

In reviewing the quality of the services provided to the Fund, the Directors also reviewed comparisons of the performance of the Fund to the performance of certain comparable funds in its peer group and to its investment benchmark over the one-year period ended August 31, 2013. In that connection, the Directors noted that the performance of the Fund was lower than its peer average performance for the one-year period. With respect to the Fund, the Directors considered the factors involved in its performance relative to the performance of its investment benchmark and peer group.

The Directors also considered the management fee payable by the Fund to LMPFA, the total expenses payable by the Fund and the fact that LMPFA pays to the Advisers the entire management fee it receives from the Fund. They reviewed information concerning management fees paid to investment advisers of similarly-managed funds, as well as fees paid by the Advisers’ other clients, including separate accounts managed by one or more of the Advisers. The Directors observed that the contractual management fee rate paid by the Fund to LMPFA was equal to the average of the contractual fee rate paid by funds in its peer group and that total expenses for the Fund were lower than the average of the funds in its peer group. The Directors noted that the management fee paid by the Fund was generally higher than the fees paid by other clients of the Advisers for accounts with similar investment strategies, but that the administrative and operational responsibilities for the Advisers with respect to the Fund were also relatively higher. In light of this difference, the Directors concluded that the management fee paid by the Fund relative to the fees paid by the Advisers’ other clients was reasonable.

The Directors further evaluated the benefits of the advisory relationship to LMPFA and the Advisers, including, among others, the profitability of the relationship to LMPFA and the Advisers; the direct and indirect benefits that LMPFA and each Adviser may receive from its relationship with the Fund, including any “fallout benefits,” such as reputational value derived from serving as investment manager or adviser to the Fund; and the affiliations

56	Western Asset Global Multi-Sector Fund

between LMPFA, the Advisers and certain service providers for the Fund. In that connection, the Directors concluded that LMPFA and each Adviser’s profitability was consistent with levels of profitability that had been determined by courts not to be excessive. The Directors noted that Western Asset does not have soft dollar arrangements.

Finally, the Directors considered, in light of the profitability information provided by LMPFA and Western Asset, the extent to which economies of scale would be realized by the Advisers as the assets of the Fund grow. The Directors determined that the lack of breakpoints was appropriate and that the management fee structure for the Fund is reasonable.

In their deliberations with respect to these matters, the Independent Directors were advised by their independent counsel, who is independent of LMPFA and the Advisers within the meaning of Securities and Exchange Commission rules regarding the independence of counsel. The Independent Directors weighed each of the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Directors, including the Independent Directors, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Directors judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Directors, including all of the Independent Directors, determined, in the exercise of their business judgment, that they were generally satisfied with the quality of services being provided by LMPFA and the Advisers, but would continue to closely monitor the performance of LMPFA and the Advisers; that the fees to be paid to the Advisers and LMPFA under the relevant Agreements were fair and reasonable, given the scope and quality of the services rendered by the Advisers and LMPFA; and that approval of the Agreements was in the best interest of the Fund and its shareholders.

Western Asset Global Multi-Sector Fund	57

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Global Multi-Sector Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Directors†
Robert Abeles, Jr.
Year of birth	1945
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2013
Principal occupations during the past five years	Senior Vice President, Finance and Chief Financial Officer (since 2009) of University of Southern California; Director, Hanmi Financial Corporation and Hanmi Bank (2008-2009).
Number of portfolios in fund complex overseen[2]	13
Other directorships held during the past five years	None

Ronald J. Arnault
Year of birth	1943
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 1997
Principal occupations during the past five years	Retired.
Number of portfolios in fund complex overseen[2]	13
Other directorships held during the past five years	None

Anita L. DeFrantz
Year of birth	1952
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 1998
Principal occupations during the past five years	President (since 1987) and Director (since 1990) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Director of Kids in Sports (since 1994); Vice President, International Rowing Federation (since 1995); Member of the International Olympic Committee (since 1986).
Number of portfolios in fund complex overseen[2]	13
Other directorships held during the past five years	OBN Holdings, Inc. (film, television and media company)

58	Western Asset Global Multi-Sector Fund

Independent Directors cont’d
Avedick B. Poladian
Year of birth	1951
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2007
Principal occupations during the past five years	Executive Vice President and Chief Operating Officer of Lowe Enterprises, Inc. (real estate and hospitality firm) (since 2002); Partner, Arthur Andersen, LLP (1974 to 2002).
Number of portfolios in fund complex overseen[2]	13
Other directorships held during the past five years	Occidental Petroleum Corporation and Public Storage

William E. B. Siart
Year of birth	1946
Position(s) held with Fund	Director and Chairman
Term of office and length of time served[1]	Served since 1997
Principal occupations during the past five years	Trustee of The Getty Trust (since 2005); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006); Chairman of Excellent Education Development (since 2000).
Number of portfolios in fund complex overseen[2]	13
Other directorships held during the past five years	None

Jaynie Miller Studenmund
Year of birth	1954
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2004
Principal occupations during the past five years	Director of Orbitz Worldwide, Inc. (since 2007) (online travel company); Director of Pinnacle Entertainment, Inc. (since 2012) (gaming and hospitality company); Director of Core Logic, Inc. (since 2012) (information, analytics and business services). Formerly: Director of MarketTools, Inc. (2010 to 2012) (market research software provider); Director of eHarmony, Inc. (2005 to 2011) (online dating company).
Number of portfolios in fund complex overseen[2]	13
Other directorships held during the past five years	Orbitz Worldwide (global on-line travel company)

Western Asset Global Multi-Sector Fund	59

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Interested Director
Ronald L. Olson[4]
Year of birth	1941
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2005
Principal occupations during the past five years	Senior Partner of Munger, Tolles & Olson LLP (a law partnership) (1968-present).
Number of portfolios in fund complex overseen[2]	13
Other directorships held during past five years	Edison International, City National Corporation (financial services company), The Washington Post Company, and Berkshire Hathaway, Inc.

Officers[5]
Kenneth D. Fuller[3]
Year of birth	1958
Position(s) with Fund	President and Chief Executive Officer
Term of office and length of time served[1]	Since 2013
Principal occupation(s) during past five years

Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 167 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Fund	Principal Financial Officer and Treasurer
Term of office and length of time served[1]	Since 2011 and since 2013
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

60	Western Asset Global Multi-Sector Fund

Officers[5] cont’d
Todd F. Kuehl Legg Mason 100 International Drive, 9th Floor, Baltimore, MD 21202
Year of birth	1969
Position(s) held with Fund	Chief Compliance Officer
Term of office and length of time served[1]	Served since 2007
Principal occupations during the past five years	Managing Director of Legg Mason & Co. (since 2011); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2010); Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002 to 2006)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund	Secretary and Chief Legal Officer
Term of office and length of time served[1]	Served since 2009
Principal occupations during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006).

†	Directors who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]

Each officer holds office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified. Each of the Directors of the Fund holds office until his or her successor shall have been duly elected and shall qualify, subject to prior death, resignation, retirement, disqualification or removed from office and applicable law and the rules of the New York Stock Exchange.

[2]

Mr. Abeles, Jr. became a Director effective May 22, 2013. In addition to overseeing the eleven portfolios of the Corporation, each Director also serves as a Trustee of Western Asset Premier Bond Fund and as a Director of Western Asset Income Fund, Inc. (closed-end investment companies), which are considered part of the same Fund Complex as the Fund.

[3]	Each officer of the Fund is an “interested person” (as defined above) of the Fund.

[4]	Mr. Olson is an “interested person” (as defined above) of the Fund because his law firm has provided legal services to WAM.

[5]	Mr. Fuller became President and Chief Executive Officer effective May 22, 2013. R. Jay Gerken retired as a Director and President and Chief Executive Officer effective May 22, 2013.

Western Asset Global Multi-Sector Fund	61

Important tax information (unaudited)

3.80% of the net investment income distributions paid monthly by the Fund during the taxable year ended December 31, 2013 was attributable to interest from Federal obligations.

Additionally, the Fund paid a long term capital gain distribution of $ $0.00299 per share on December 12, 2013 to shareholders of record on December 11, 2013.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

62	Western Asset Global Multi-Sector Fund

Western Asset

Global Multi-Sector Fund

Directors

William E. B. Siart,
Chairman

Robert Abeles*

Ronald J. Arnault

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

Jaynie M. Studenmund

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment advisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Western Asset Management Company Ltd

Transfer agent

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

Custodian

State Street Bank and Trust Company

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

*	Effective May 22, 2013. Mr. Abeles became a Director.

Western Asset Global Multi-Sector Fund

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset Global Multi-Sector Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Global Multi-Sector Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2014 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

Western Asset Management Company

Legg Mason, Inc. Subsidiaries

www.leggmason.com/individualinvestors

©2014 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX014334 2/14 SR14-2152

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Mr. Ronald J. Arnault possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert,” and have designated Mr. Arnault as the Audit Committee’s financial expert. Mr. Arnault is “independent” Directors pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2012 and December 31, 2013 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $354,434 in December 31, 2012 and in $509,091 December 31, 2013.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2012 and $12,750 in December 31, 2013. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for Western Asset Funds, Inc.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Funds, Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $57,000 in December 31, 2012 and 45,605 in December 31, 2013. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor were $13,130 in December 31, 2012 and $19,109 in December 31, 2013, other than the services reported in paragraphs (a) through (c) for the Item for the Western Asset Funds, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Funds, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2012 and December 31, 2013; Tax Fees were 100% and 100% for December 31, 2012 and December 31, 2013; and Other Fees were 100% and 100% for December 31, 2012 and December 31, 2013.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Funds, Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Funds, Inc. during the reporting period were $256,353 in December 31, 2012 and $240,000 in December 31, 2013.

(h) Yes. Western Asset Funds, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Funds, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.

Ronald J. Arnault

Anita L. DeFrantz

Avedick B. Poladian

William E.B. Siart

Jaynie Miller Studenmund

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date: February 24, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date: February 24, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: February 24, 2014